EXHIBIT 10.75


                        AMENDMENT TO TERM LOAN AGREEMENTS
                        ---------------------------------

        THIS AMENDMENT, made as of the 28th day of September, 2003, among S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Borrower"), THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., having an address at 1114 First Avenue, New York, New York 10021 ("S&W Restaurant Group"), DALLAS S&W, L.P. ("S&W Dallas" and, together with S&W
Restaurant Group, the "Guarantors"), having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 and MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an office at 825 Third Avenue, New York, New York 10022 (the "Lender").


                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Lender, the Borrower and S&W Restaurant Group entered into a Term Loan Agreement dated August 23, 2002 (the "Original Term Loan Agreement") in connection with a $4,000,000.00 loan made by the Lender to the Borrower (the "First Advance Loan"), and a contemplated loan to the Borrower in the amount of $10,000,000.00 (the "Term Loan Balance Advance"), which Original Term Loan Agreement was amended by an Amendment to Term Loan Agreement dated October 25, 2002, by a Second Amendment to Term Loan Agreement dated December 24, 2002, and by an Amendment to Term Loan Agreements (being the third amendment to the Original Term Loan Agreement) dated August 20, 2003 (the "August 2003 Amendment"; the Original Term Loan Agreement, as amended through to the August 2003 Amendment, the "First Loan Agreement");

        WHEREAS, the Lender, the Borrower and the Guarantors entered into an additional Term Loan Agreement dated December 24, 2002, which was also amended by the August 2003 Amendment (being the first amendment to such latter Term Loan Agreement) [as so amended, the "Second Loan Agreement" and, together with the First Loan Agreement, the "Loan Agreements"] in connection with a $1,900,000.00 loan (the "Second Term Loan") made by the Lender to the Borrower;

        WHEREAS, the First Advance Loan is secured by, among other things, the Deed of Trust (as defined in the First Loan Agreement), and the Second Term Loan is secured by, among other things, the Las Vegas Deed of Trust (as defined in the Second Loan Agreement), each of which deeds of trust encumbers the Subject Lease (as defined in the First Loan Agreement);

        WHEREAS, pursuant to a certain Guaranty of Payment dated August 23, 2002, S&W Restaurant Group guaranteed, among other matters, the Borrower's obligations under the First Loan Agreement (the "First Loan Guaranty"), and pursuant to a certain Guaranty of Payment dated December 24, 2002, the Guarantors guaranteed the Borrower's obligations under the Second Loan Agreement (the "Second Loan Guaranty");



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        WHEREAS, in connection with the First Advance Loan, the Borrower and S&W
Restaurant Group entered into a certain Joint and Several Hazardous Material Guaranty and Indemnification Agreement dated August 23, 2002, in favor of the Lender (the "First Loan Environmental Guaranty"), and in connection with the Second Term Loan, the Borrower, S&W Restaurant Group and S&W Dallas entered into
two  Joint  and  Several  Hazardous   Material   Guaranty  and   Indemnification
Agreements, each dated December 24, 2002, one with respect to the Las Vegas Property and the second one with respect to the Dallas Property (as such terms are defined in the Second Loan Agreement) [collectively, the "Second Loan Environmental Guaranties"]; and

        WHEREAS, the Borrower, the Guarantors and the Lender wish to modify certain of the financial covenants set forth in the Loan Agreements;

        NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in order to modify the Loan Agreements, the parties hereto agree for themselves, their successors and assigns as follows:

        1. The following term is added to Schedule I in the Second Loan Agreement, in its alphabetical order:

               "Subject Lease" shall have the meaning given to such term in the Las Vegas Deed of Trust."

        2. The following terms are added to Schedule I in the First Loan Agreement, each in its respective alphabetical order:

               "S&W Dallas" means Dallas S&W, L.P.

               "S&W Restaurant Group" means The Smith & Wollensky Restaurant Group, Inc. The Smith & Wollensky Restaurant Group, Inc. is also sometimes referred to as the Guarantor.

        3. The following term is added to Schedule I in each of the Loan Agreements, in its alphabetical order:

               "Subject Lease Capital Lease Debt" means rental payments under the Subject Lease which the Borrower is required to treat as payments of principal or interest under GAAP.

        4. (a) Paragraph (d) of Schedule II to the First Loan Agreement is amended and restated in its entirety to read as follows:


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



                      (d) Debt.  So long as any portion of the Loan shall remain unpaid, the Borrower will not create, incur, assume or suffer to exist, any Debt other than: (i) Debt existing on December 24, 2002 and described on New Schedule 5.02(c) annexed to the Amendment to Term Loan Agreements dated as of September 28, 2003,
               (ii) Debt secured by Liens permitted by Paragraph (c)(ii) of this
               Schedule II aggregating not more than $100,000.00 at any one time outstanding, (iii) unsecured Debt incurred in the ordinary course of business aggregating (for both the Borrower and S&W Dallas combined) not more than $200,000.00 at any one time outstanding,
               (iv) Debt owing to the Lender, and (v) Subject Lease Capital Lease Debt.

        (b) Paragraph (d) of Schedule II to the Second Loan Agreement is amended and restated in its entirety to read as follows:

                      (d) Debt.  So long as any portion of the Loan shall remain unpaid, neither the Borrower nor S&W Dallas will create, incur, assume or suffer to exist, any Debt other than: (i) Debt existing on December 24, 2002, and described on New Schedule 5.02(c) annexed to the Amendment to Term Loan Agreements dated as of September 28, 2003, (ii) Debt secured by Liens permitted by
               Paragraph (c)(ii) of this Schedule II aggregating not more than $100,000.00 at any one time outstanding, (iii) unsecured Debt incurred in the ordinary course of business aggregating (for both the Borrower and S&W Dallas combined) not more than $200,000.00 at any one time outstanding, (iv) Debt owing to the Lender, and
               (v) Subject Lease Capital Lease Debt.

        5. Paragraph (f) of Schedule II to each of the Loan Agreements is amended and restated in its entirety to read as follows:

               (f) Financial Covenants. So long as any portion of the Loan shall remain unpaid, the Borrower and the Guarantors (as indicated below) shall comply with the following:

               (i) Debt Service Coverage Ratio. The Borrower shall not permit the ratio of EBITDA excluding rent received from tenants, minus maintenance capital expenditures, minus real estate taxes, to interest expense plus current portion of long-term debt, to be less than 1.50 to 1.00 (measured on a rolling four quarter basis) as of the close of any fiscal quarter; provided, however (x) that the amount of any "balloon" payments due at the maturity of that certain Promissory Note dated as of December 24, 2002 in the original principal amount of $1,900,000.00 made by the Borrower in favor of the Lender, and due at the maturity of that certain Promissory Note dated August 23, 2002 in the original principal amount of $4,000,000.00 made by the Borrower to the Lender, shall not be included for the purposes of the calculation of the foregoing ratio, and (y) that in determining the foregoing ratio, Subject Lease Capital Lease Debt shall be excluded from the calculations of interest expense, current portion of long-term debt (as applicable) and EBITDA.

               (ii) Intentionally omitted.

               (iii) Senior Leverage Ratio. Subject to (vi) below, S&W Restaurant Group shall not permit the ratio of total Unsubordinated Funded Debt to EBITDA to exceed 3.00 to 1.00 (measured on a rolling four quarter basis) as of the close of any fiscal quarter. For purposes of determining the foregoing ratio, Subject Lease Capital Lease Debt shall be excluded from the calculations of Unsubordinated Funded Debt and EBITDA. Any purchase money mortgage debt incurred by a Subsidiary (other than the Borrower and S&W Dallas) of S&W Restaurant Group which is not guaranteed by S&W Restaurant Group, the Borrower or S&W Dallas shall not be deemed to be a part of Unsubordinated Funded Debt of S&W Restaurant Group for the purposes of the calculation of Senior Leverage Ratio to the extent that such purchase money debt is less than $5,000,000.00 in the aggregate.

               (iv) Interest Coverage Ratio. Subject to (vi) below, S&W Restaurant Group shall not permit the ratio of EBIT to interest expense to be less than: (A) 1.0 to 1.0 as of the close of the fiscal quarter ending September 29, 2003; (B) 1.75 to 1.00 as of the close of the fiscal quarter ending December 29, 2003; and (C)
               2.0 to 1.0 as of the close of any fiscal quarter ending thereafter (in each case, measured on a rolling four quarter basis). Subject Lease Capital Lease Debt shall be excluded from the calculations of interest expense and EBIT in determining the foregoing ratio.

               (v) Loan Repayment. Prior to the end of each calendar month, S&W Restaurant Group shall repay any loans owing to the Borrower to the extent required for the Borrower to make all payments then due and payable under the Note and the other Loan Documents.

               (vi) General. All calculations of EBITDA and EBIT will exclude from the determination of earnings, (a) amounts attributable to pre-opening expenses associated with new restaurants, which expenses are approved by the Lender in its reasonable discretion, and (b) operating losses (up to $150,000.00 per new restaurant) incurred by a new restaurant during the first full month after the opening of such new restaurant. All calculations of EBITDA and EBIT will include rent payments under the Subject Lease as an operating expense, provided that until the first fiscal quarter ending after December 15, 2004, such rent payments may be excluded from the calculation of earnings for purposes of determining the Interest Coverage Ratio. An amount up to $300,000.00 which may be paid by S&W Restaurant Group in connection with the settlement of a suit filed on or about September 5, 2001 by Mondo's of Scottsdale, L.C. in the State of Arizona may be excluded from the determination of any of the negative (financial) covenants set forth above for the fiscal quarter in which such settlement is actually paid. The negative (financial) covenants of S&W
               Restaurant Group will be determined on the basis of the consolidated results reflected on S&W Restaurant Group's financial statements. Accounting terms which are not otherwise defined shall have the meanings ascribed to them under GAAP.

        6. This Amendment is conditioned upon the Lender's receipt of payment of all accrued and unpaid legal fees of the Lender's counsel (whether or not in connection with the transactions contemplated by this Amendment), and the Lender's fee in the amount of $10,000.00.

        7. The Borrower and each of the Guarantors represent and warrant to the Lender that all of the representations and warranties made by or on behalf of the Borrower and each of the Guarantors in the Loan Agreements, the First Loan Guaranty, the Second Loan Guaranty, the First Loan Environmental Guaranty and the Second Loan Environmental Guaranty (the latter four guaranties being, collectively, the "Guaranties"), and the other Loan Documents (as defined in the respective Loan Agreements) are true and correct in all material respects on and as of the date hereof and that no Event of Default (as defined in either of the Loan Agreements) has occurred and is continuing under the Loan Agreements, the Guaranties, or the other Loan Documents (as defined in the respective Loan Agreements), and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default.

        8. The Borrower and the Guarantors confirm and reaffirm their respective obligations under the Guaranties, and all grants of collateral security for the First Advance Loan and the Second Term Loan.

        9. This Amendment sets forth the entire understanding of the parties with respect to the modification to the First Loan Agreement and the Second Loan Agreement. The Borrower acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to its obligations under, or the subject matter of, this Amendment, except those specifically set forth herein and therein.

        10. As specifically modified and restated herein, all of the terms, covenants, conditions and stipulations contained in each of the First Loan Agreement and the Second Loan Agreement are hereby ratified and confirmed in all respects, shall continue to apply with full force and effect.

        11. Neither this Amendment nor any provision hereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        12. This Amendment may be executed in one or more counterparts each of which shall be an original but all of which when taken together shall constitute one and the same instrument.

        13. This Amendment is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

        14. The Borrower and each of the Guarantors agree to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Amendment or either of the Loan Agreements or any of the other Loan Documents (as defined in each of the Loan Agreements). In furtherance of such agreement, the Borrower and each of the Guarantors hereby agree and consent that without limiting other methods of obtaining jurisdiction, personal jurisdiction over any of them in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon any of them by registered or certified mail to, or by personal service at, the last known address of the applicable entity whether such address be within or without the jurisdiction of any such court. The Borrower and each of the Guarantors further agree that the venue of any litigation arising in connection with the First Advance Loan or the Second Term Loan, or in respect of any of the obligations of the Borrower or either of the Guarantors under this Amendment, shall, to the extent permitted by law, be in New York County.

        15. This Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        16. Nothing in this Amendment is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

        17. If any term, covenant, provision or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such term, covenant, provision or condition.

        18. The parties hereto hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Amendment.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                           S&W OF LAS VEGAS, L.L.C.,
                           a Delaware limited liability company

                           By: The Smith & Wollensky Restaurant Group, Inc., a Delaware corporation, its Majority Member


                                   By:/s/ James Dunn
                                      ----------------------------------
                                      James Dunn
                                      Authorized Officer

                           THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation


                           By:/s/ James Dunn
                              ----------------------------------
                              James Dunn
                              Authorized Officer


                           DALLAS S&W, L.P.
                           By: S&W of Dallas LLC, general partner

                           By:/s/ James Dunn
                              ----------------------------------
                              Name:  James Dunn
                              Title: Authorized Officer


                           MORGAN STANLEY DEAN WITTER COMMERCIAL
                           FINANCIAL SERVICES, INC.


                           By:/s/ Roman Mordkovich
                              ----------------------------------
                              Name:  Roman Mordkovich
                              Title: Vice President

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 5th day of November in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared James Dunn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                  /s/ Maria Chang
                                  -------------------------------
                                  Notary Public



STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 5th day of November in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared James Dunn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                  /s/ Maria Chang
                                  -------------------------------
                                  Notary Public

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 5th day of November in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared James Dunn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                  /s/ Maria Chang
                                  -------------------------------
                                  Notary Public

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 5th day of November in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared Roman Mordkovich, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                  /s/ Eva Marie Aromi
                                  -------------------------------
                                  Notary Public

                              NEW SCHEDULE 5.02(c)
                              CERTAIN EXISTING DEBT


        That certain loan in the original principal amount of $1,650,000, made by Toll Road Texas Land Company, L.P. to S&W Dallas on October 9, 2002, secured by the First Dallas Deed of Trust.

        That certain loan in the original principal amount of $1,900,000.00 made by the Borrower to S&W Dallas, as evidenced by that certain promissory note dated December 24, 2002 executed by S&W Dallas.






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